UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 13, 2005

Date of Report (Date of earliest event reported)

PCTEL, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8725 W. Higgins Road, Suite 400
Chicago, Illinois 60631

(Address of principal executive offices)

(773) 243-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

     The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 13, 2005, PCTEL, Inc. is giving a presentation at Needham & Company’s Seventh Annual Growth Conference that addresses key industry issues and trends and discusses the financial projections and competitive strategy for PCTEL. The slides that PCTEL is using in the presentation are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

     The following information is intended to be furnished under Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 13, 2005, PCTEL, Inc. is giving a presentation at Needham & Company’s Seventh Annual Growth Conference that addresses key industry issues and trends and discusses the financial projections and competitive strategy for PCTEL. The slides that PCTEL is using in the presentation are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

          The following exhibit is furnished herewith:

99.1	Slide Presentation given by PCTEL, Inc. at Needham & Company’s Seventh Annual Growth Conference on January 13, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005
PCTEL, INC.
	By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Slide Presentation given by PCTEL, Inc. at Needham & Company’s Seventh Annual Growth Conference on January 13, 2005